Exhibit 10.4

SHARE PLEDGE AGREEMENT

WHEREAS, this Share Pledge Agreement is entered into on May 12, 2016, by and between Golden Globe Energy (US), LLC (“Golden Globe”) and PEDEVCO Corp. (the “Company”, Golden Globe and the Company each a “Party” and together the “Parties”), on terms and conditions more particularly described herein.

WHEREAS, pursuant to Section 1.2(d) of that certain Amended and Restated Note Purchase Agreement, of even date herewith, by and among the Company, BAM Administrative Services LLC, as agent (the “Agent”), and the investor parties thereto (the “Note Purchase Agreement”), RJ Credit LLC (“RJC”) has agreed to advance to the Company Two Hundred Forty Thousand Dollars ($240,000), on the date hereof and on each of July 1, 2016, October 1, 2016 and January 1, 2017 (collectively, the “Advances”);

WHEREAS, Golden Globe, being an affiliate of RJC, expects to derive benefit from the Advances and has guaranteed the payment of the Advances pursuant to that certain Guaranty in favor of the Company dated the date hereof;

WHEREAS, in order to provide collateral security for the payment of the Advances, Golden Globe desires to pledge all of its shares of Series A Convertible Preferred Stock of the Company (the “Pledged Shares”) in accordance with the terms hereof.

NOW, THEREFORE, in consideration of the premises, the undersigned hereby agree as follows:

ARTICLE I
TERMS AND CONDITIONS

1.1
Pledged Shares. Golden Globe hereby pledges and grants to the Company, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Advances, a first priority security interest in all of Golden Globe's right, title and interest to the Pledged Shares, including, all proceeds, income and profits thereof and all property received in exchange or substitution thereof.  In the event RJC and/or Golden Globe does not satisfy the Advance requirements under the Note Purchase Agreement as outlined in the chart below, Golden Globe hereby, irrevocably and unconditionally, without any further notice to or from Golden Globe, authorizes and directs the Company to automatically cancel the corresponding amount of Pledged Shares held by Golden Globe, without further action by Golden Globe:

Number of Pledged Shares	Instructions
2,500	To be cancelled should RJC not fund the $240,000 Advance scheduled to be made to the Company on the Closing Date under the Note Purchase Agreement within thirty (30) days of such date.
2,500	To be cancelled should RJC not fund the $240,000 Advance scheduled to be made to the Company on July 1, 2016 under the Note Purchase Agreement within thirty (30) days of such date.
2,500	To be cancelled should RJC not fund the $240,000 Advance scheduled to be made to the Company on October 1, 2016 under the Note Purchase Agreement within thirty (30) days of such date.
2,500	To be cancelled should RJC not fund the $240,000 Advance scheduled to be made to the Company on January 1, 2017 under the Note Purchase Agreement within thirty (30) days of such date.

10,000

If an Advance payment is not required to be made on a date set forth above pursuant to the Note Purchase Agreement none of the corresponding Pledged Shares shall be cancelled.

1.2
Pledged Shares Forfeiture.  In the event an Advance payment is required pursuant to the Note Purchase Agreement, but RJC does not make the required Advance to the Company in full within thirty (30) days of the date required for payment thereof under the Note Purchase Agreement, then the Pledged Shares set forth in the table above with respect to such required Advance shall be automatically cancelled, and the corresponding Pledged Shares shall be forfeited and returned to the Company, without any further action by Golden Globe, in addition to any other remedies the Company or any other party to the Note Purchase Agreement may have against RJC.  Upon cancellation of any of the Pledged Shares, Golden Globe shall return the original stock certificate representing the Pledged Shares to the Company within ten (10) business days for reissuance, less the cancelled Pledged Shares.

1.3
Transfer and Conversion Restrictions.  Golden Globe may not transfer, pledge, hypothecate, assign, encumber, dispose of, or convert into Common Stock (or any other series of class of stock) of the Company, any Pledged Shares, or any interest therein, until such Pledged Shares are released from the restrictions set forth herein in accordance with the terms of this Share Pledge Agreement.

1.4	Termination. This Share Pledge Agreement shall terminate upon the first to occur of any of the following events:

A.	The Company’s receipt of all the Advances set forth in Section 1.1, if and to the extent required pursuant to the Note Purchase Agreement.

B.	Upon the Maturity Date (as defined in the Note Purchase Agreement).

C.	Upon the written consent of all the Parties and Agent.

ARTICLE II
GENERAL PROVISIONS

2.1
Notice. Any payment, notice, request for consent, report, or any other communication required or permitted in this Share Pledge Agreement shall be in writing and shall be deemed to have been given when personally delivered to the party hereunder specified or when placed in the United States mail, registered or certified, with return receipt requested, postage prepaid and addressed as follows:

If to Company:

PEDEVCO Corp.
4125 Blackhawk Plaza Circle, Suite 201
Danville, CA 94506
Attn: General Counsel

If to Golden Globe:

Golden Globe (US), LLC
250West 55th Street, 14th Floor
New York, NY 10019
Attn: David Steinberg

A copy of any notice sent to the Company or Golden Globe shall be simultaneously delivered to the Agent at its address set forth in the Note Purchase Agreement.

Any party may unilaterally designate a different address by giving notice of each such change in the manner specified above to each other party.

2.2
Governing Law. This Share Pledge Agreement is being made in and is intended to be construed according to the laws of the State of Texas. It shall inure to and be binding upon the parties hereto and their respective successors and assigns.

2.3
Construction. Words used in the singular number may include the plural and the plural may include the singular. The section headings appearing in this instrument have been inserted for convenience only and shall be given no substantive meaning or significance whatsoever in construing the terms and conditions of this Share Pledge Agreement. The term “includes” or “including” shall mean “including, without limitation”; the word “or” is not exclusive; and references to a “Section,” “subsection,” “clause,” “Exhibit,” “Appendix,” “Schedule,” “Annex” or “Attachment” shall mean a Section, subsection, clause, Exhibit, Appendix, Schedule, Annex or Attachment of this Agreement, as the case may be, unless in any such case the context requires otherwise. Exhibits, Appendices, Schedules, Annexes or Attachments to any document shall be deemed incorporated by reference in such document.

2.4	Amendment. The terms of this Share Pledge Agreement may be altered, amended, modified or revoked only by an instrument in writing signed by the undersigned Parties and the Agent.

2.5
Written Agreement. This Share Pledge Agreement represents the final agreement between the Parties, and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the Parties. There are no unwritten oral agreements between the Parties.

2.6
Effect of Facsimile and Photocopied Signatures. This Share Pledge Agreement may be executed in several counterparts, each of which is an original. It shall not be necessary in making proof of this Share Pledge Agreement or any counterpart hereof to produce or account for any of the other counterparts.  A copy of this Share Pledge Agreement signed by one party and faxed to another party shall be deemed to have been executed and delivered by the signing party as though an original.  A photocopy of this Share Pledge Agreement shall be effective as an original for all purposes.

2.7
Power of Attorney.  THE AGENT SHALL BE A THIRD-PARTY BENEFICIARY OF THIS SHARE PLEDGE AGREEMENT.   NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, THE COMPANY DOES HEREBY CONSTITUTE AND APPOINT THE AGENT AS ITS TRUE AND LAWFUL ATTORNEY AND IN ITS NAME, TO ENTER INTO, MAKE, SIGN, NEGOTIATE, EXECUTE AND DELIVER, ACKNOWLEDGE AND PERFORM ANY CONTRACT, DOCUMENT, AGREEMENT, WRITING, INSTRUMENT OR THING THAT MAY, IN THE OPINION OF THE AGENT, BE NECESSARY, OR PROPER, TO BE NEGOTIATED, ENTERED INTO, MADE OR SIGNED, SEALED, EXECUTED, DELIVERED, ACKNOWLEDGED OR PERFORMED PURSUANT TO OR IN CONNECTION WITH THE ENFORCEMENT OF THIS SHARE PLEDGE AGREEMENT.  THIS POWER OF ATTORNEY IS A POWER COUPLED WITH AN INTEREST AND IS IRREVOCABLE.  THIS POWER OF ATTORNEY SHALL REMAIN IN EFFECT UNTIL ALL ADVANCES HAVE BEEN PAID IN FULL.

[Remainder of page left intentionally blank. Signature page follows.]

EXECUTED as of the dates set forth above.

PEDEVCO CORP.

By:	/s/ Michael L. Peterson
Name: Michael L. Peterson
Title: President

GOLDEN GLOBE ENERGY (US), LLC

By:	/s/ David Steinberg
Name: David Steinberg
Title: Authorized Signatory